UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2005

CLICK COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30881	36-4088644
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

233 North Michigan, 22nd Floor, Chicago, Illinois  60601

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (312) 482-9006

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                                 Results of Operations and Financial Condition

On November 3, 2005, Click Commerce, Inc. (the “Company”) issued a press release announcing financial results for the quarter and nine months ended September 30, 2005.  A copy of this release is attached hereto as Exhibit 99.1.

The press release includes “non-GAAP financial measures” within the meaning of Regulation G adopted by the Securities and Exchange Commission. With respect to such non-GAAP financial measures, the Company has disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of such non-GAAP financial measure to the most directly comparable GAAP financial measure.  The Company’s management uses these measures for planning and forecasting its future business as well as analyzing such forecasts against past performance.  In addition, excluding these charges enhances the Company’s understanding of trends developing in its operations as well as its performance in its market and against its competitors. The Company’s management believes that providing specific financial information on the cost of such expense, as well as providing non-GAAP net income measures that exclude such charges, best allows investors to understand the Company’s ongoing business activities during the quarter. The Company’s management believes that inclusion of certain non-GAAP financial measures provides comparability to similar companies in the Company’s industry, most of which present similar non-GAAP financial measures to investors. The non-GAAP financial measures should not be considered as a substitute for, or preferable to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP financial measures used by others.

The information in this Form 8-K that is furnished under “Item 2.02.  Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                                 Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description

99.1	Press release issued by Click Commerce, Inc. on November 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICK COMMERCE, INC.

Date: November 3, 2005
/s/ John M. Tuhey
Name: John M. Tuhey Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Click Commerce, Inc. on November 3, 2005.